UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          -----------------------------

         Date of Report (Date of earliest event reported): March 1, 2006

                            HUB INTERNATIONAL LIMITED
             (Exact name of Registrant as specified in its charter)

                                     Canada
                 (State or Other Jurisdiction of Incorporation)

                 1-31310                             36-4412416
        (Commission File Number)      (I.R.S. Employer Identification Number)

                          -----------------------------

               55 East Jackson Boulevard, Chicago, Illinois 60604
                                 (877) 402-6601
          (Address of principal executive offices and telephone number, including area code)


                                       n/a
          (Former name or former Address, if changed since last Report)

                          -----------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))



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Item 2.02. Results of Operations and Financial Condition.

     On March 1, 2006, Hub International Limited issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2005. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

     The foregoing information, including the information contained in the press release, is being furnished pursuant to this Item 2.02 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 1, 2006

                                         HUB INTERNATIONAL LIMITED


                                         By: /s/ Marianne D. Paine
                                             -----------------------------------
                                         Name: Marianne D. Paine
                                         Title: Chief Legal Officer



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                                  EXHIBIT INDEX

     Exhibit     Description
     -------     -----------

     99.1        Press release of Hub International Limited dated March 1, 2006.